UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Merchant Square

North Wharf Road

London, W2 1AY

United Kingdom

(Address of Principal Executive Offices)

(44) 203 786 5275

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2016, LivaNova PLC (the “Company” or “LivaNova”) held its 2016 Annual General Meeting of Shareholders (the “AGM”) in London, United Kingdom. A quorum was present at the AGM.

Item 7.01	Regulation FD Disclosure.

At the Company’s AGM, LivaNova’s shareholders considered ten proposals as more fully described in the Company’s 2016 Proxy Statement and as summarized below. Each of the ordinary resolutions 1-9 and the special resolution number 10 was adopted. The number of votes cast for and against, as well as the number of abstentions as to each such resolution, are set forth below.

1.            Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for the period ended December 31, 2015, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

Votes For	Votes Against	Votes Abstained

37,090,847	12,756	243,914

2.            Ordinary resolution to approve the directors’ remuneration report (excluding the directors’ remuneration policy, set out on pages 63 to 75 of the directors’ remuneration report) in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2015.

Votes For	Votes Against	Votes Abstained

34,111,340	3,191,816	44,301

3.            Ordinary resolution to approve the directors’ remuneration policy set out on pages 63 to 75 of the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2015, such policy to take effect immediately after the conclusion of the 2016 AGM.

Votes For	Votes Against	Votes Abstained

32,806,406	2,699,096	1,842,015

4.            Ordinary resolution to re-appoint PricewaterhouseCoopers LP as the Company’s UK statutory auditor under the UK Companies Act 2006 to hold office from the conclusion of the AGM until the conclusion of the next general meeting at which the annual report and accounts are laid.

Votes For	Votes Against	Votes Abstained

37,298,092	17,352	32,073

5.            Ordinary resolution to ratify the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ended 31 December 31, 2015.

Votes For	Votes Against	Votes Abstained

37,297,926	17,558	32,033

6.            Ordinary resolution to authorize the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditor under the UK Companies Act 2006.

Votes For	Votes Against	Votes Abstained

37,291,728	18,871	36,918

7.            Ordinary resolution to approve the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases on the NASDAQ Global Market, as described more fully in the proxy statement accompanying the notice of the AGM.

Votes For	Votes Against	Votes Abstained

34,617,720	2,631,432	98,365

8.            Ordinary resolution to authorize the Company to make market purchases of Ordinary Shares on the London Stock Exchange plc, as described more fully in the proxy statement accompanying the notice of the AGM.

Votes For	Votes Against	Votes Abstained

37,234,915	14,089	98,513

9.            Ordinary resolution to authorize the Company, subject to and in accordance with the provisions of the UK Companies Act 2006, to send, convey or supply all types of notices, documents or information to shareholders by electronic means, including by making such notices, documents or information available on a website.

Votes For	Votes Against	Votes Abstained

37,289,862	14,369	43,286

10.          Special resolution to authorize the Company to call general meetings, other than an annual general meeting, on not less than 14 clear days’ notice.

Votes For	Votes Against	Votes Abstained

31,784,141	3,882,080	1,681,296

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC
Date: June 16, 2016	By:	/s/ Catherine Moroz
	Name:	Catherine Moroz
	Title	Deputy Company Secretary